UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 30, 2014

1847 HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	333-193821	38-3922937
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

590 Madison Avenue, 18th Floor
New York, NY	10022
(Address of principal executive offices)	(Zip code)

(212) 521-4052
(Registrant’s telephone number, including area code)
_____________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

On July 2, 2014, the Amended and Restated Operating Agreement of 1847 Holdings LLC (the “Company”) was amended to provide that the number of authorized common shares of the Company was changed from 50 million common shares to 500 million common shares. A copy of the amendment is attached hereto as Exhibit 3.4.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 2, 2014, the following matters were approved by written consent of a member of the Company holding 875,000 common shares of the Company, constituting a majority of the outstanding common shares of the Company: (1) An amendment to the Amended and Restated Operating Agreement of the Company increasing the number of authorized common shares of the Company from 50 million common shares to 500 million common shares; and (2) a share distribution of 74 common shares to each of the Company’s members for each common share held by such members as of the record date July 2, 2014.

Item 8.01 Other Events.

The disclosure in Items 3.03 and 5.07 of this report are incorporated herein by reference.

On June 30, 2014, the Company filed Post-Effective Amendment No. 1 to Registration Statement on Form S-1 (File No. 333-193821) filed on February 7, 2014 (the “Registration Statement”), as amended. The Post-Effective Amendment No. 1 to the Registration Statement was filed to terminate the effectiveness of the Registration Statement and to deregister, as of the effective date of this Post-Effective Amendment No. 1, all the remaining unsold shares registered pursuant to the Registration Statement.

On July 2, 2014, pursuant to the actions disclosed in Items 3.03 and 5.07 of this report, the Company instructed its transfer agent to issue 74 common shares to each of the Company’s members for each common share held by such members as of the record date July 2, 2014.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.3
Amended and Restated Operating Agreement of 1847 Holdings LLC, dated April 15, 2013 (incorporated by reference to Exhibit 3.2 to the registrant’s Registration Statement on Form S-1 filed on February 7, 2014)

3.4	Amendment to Amended and Restated Operating Agreement of 1847 Holdings LLC, dated July 2, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1847 HOLDINGS LLC

Date: July 2, 2014	By:	/s/ Ellery W. Roberts
Ellery W. Roberts Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
3.3
Amended and Restated Operating Agreement of 1847 Holdings LLC, dated April 15, 2013 (incorporated by reference to Exhibit 3.2 to the registrant’s Registration Statement on Form S-1 filed on February 7, 2014)

3.4	Amendment to Amended and Restated Operating Agreement of 1847 Holdings LLC, dated July 2, 2014